SUPPLEMENT TO THE
PROSPECTUS OF
WELLS FARGO RETAIL MONEY MARKET FUNDS
 Wells Fargo Money Market Fund
Wells Fargo National Tax-Free Money Market Fund
 (each a "Fund" and together the "Funds")

At a meeting held February 28 - March 1, 2017, the Board of Trustees of the Funds approved the following changes effective March 3, 2017.

I. Pricing Fund Shares Changes - The table in the section entitled "Pricing Fund Shares" is deleted and replaced with the following:

Money Market Fund	9:00a.m., 10:00a.m., 11:00a.m., 12:00p.m., 1:00p.m., 2:00p.m., 3:00p.m. and 4:00p.m. (ET)
National Tax-Free Money Market Fund	9:00a.m., 10:00a.m., 11:00a.m., 12:00p.m. and 4:00p.m. (ET)
March 2, 2017	MMR037/P1201S3